UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(D) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 21, 2016

ALST CASINO HOLDCO, LLC
(Exact name of registrant as specified in its charter)

Delaware	000-54480	45-2487922
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7300 Aliante Parkway, North Las Vegas, NV 89084
(Address of principal executive offices, Zip Code)

Registrant’s telephone number, including area code: (702) 692-7777

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement.

On April 21, 2016, ALST Casino Holdco, LLC (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement” with Boyd Gaming Corporation (“Boyd”) and Boyd TCII Acquisition, LLC, a wholly owned subsidiary of Boyd (“Merger Sub”), pursuant to which, subject to the terms and conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company as the surviving entity, such that following the Merger, the Company will be a wholly owned subsidiary of Boyd.

Upon the terms and subject to the conditions of the Merger Agreement, Boyd will pay for the benefit of holders of the Company’s membership interests (the “Units”) $400 million in cash, minus the amount of the Company’s outstanding indebtedness and minus the amount of certain Company expenses (such amount, the “Merger Consideration”).

Pursuant to the Merger Agreement, upon the closing of the Merger, each issued and outstanding Unit will automatically be cancelled and converted into the right to receive a portion of the Merger Consideration as allocated in accordance with the terms for distributions provided for in the Company’s Amended and Restated Operating Agreement, dated November 1, 2011.

The Merger Agreement and the transactions contemplated thereby, including the Merger, were unanimously approved and declared advisable and in the best interests of the Company and its members by the board of managers of the Company and unanimously approved by the board of directors of Boyd.

The completion of the Merger is subject to customary conditions and the receipt of all required regulatory approvals, including, among others, approval by the Nevada Gaming Commission and the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Subject to the satisfaction or waiver of conditions in the Merger Agreement, the Company currently anticipates the transaction will close during the third quarter of 2016.

The Merger Agreement contains customary representations, warranties and covenants, including, among others, covenants, that (i) the Company will continue to operate its business in the ordinary course and substantially in accordance with past practice, (ii) the Company will not solicit proposals regarding alternate transactions and not engage in discussions concerning, furnish non-public information in connection with or enter into any agreement with any third party concerning such alternative transactions and (iii) Boyd, Merger Sub and the Company will cooperate to make necessary regulatory filings and secure approvals.

The Merger Agreement contains certain customary termination rights for both the Company and Boyd and further provides that, in connection with the termination of the Merger Agreement under specified circumstances, Boyd may be required to pay the Company a termination fee of $30,000,000.

Additional Information

This communication is being made in respect of the proposed Merger involving the Company and Boyd. The Company will prepare an information statement (the “Information Statement”) for the holders of its Units describing the proposed Merger and containing the other information with respect to the Merger specified in Schedule 14C under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). The full text of the Merger Agreement will be attached as an exhibit to the Information Statement. Holders of Units are urged to carefully read the Information Statement regarding the proposed Merger and any other relevant documents (including, without limitation, the Merger Agreement) in their entirety when they become available because they will contain important information about the proposed Merger. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website, http://sec.gov.

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

Holders of more than two-thirds (2/3) of the issued and outstanding Units (other than Incentive Units), executed written consents approving and adopting the Merger Agreement and the transactions contemplated thereby. No further approval of any equityholders of the Company is required to approve and adopt the Merger Agreement and the transactions contemplated thereby.

Important Information Regarding Forward-Looking Statements.

This Current Report on Form 8-K contains, or may contain, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, discussions regarding the pending acquisition of the Company, including regulatory matters, industry outlook and the Company’s expectations regarding the performance of its business, its future liquidity and capital resource needs, its strategic plans, and objectives. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. Words such as “may,” “might,” “will,” “should,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future”, “potential,” “intend,” “seek to,” “plan,” “assume,” “believe,” “target,” “forecast,” “goal,” “objective,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements are subject to certain risks, uncertainties, and assumptions, including, but not limited to, the following: risks related to the Company’s leverage and restrictions contained in its debt agreements; technological developments; competition; the Company’s sensitivity to reductions in discretionary consumer spending; the Company’s ownership of a single property; industry trends; potential conflicts of interest based on the economic interests of our key lenders and equity owners, regulatory changes; changes in energy prices, and other risks identified and discussed under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, filed with the Securities and Exchange Commission on March 28, 2016, and in the other documents the Company files with the Securities and Exchange Commission from time to time. All statements in this release, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2016
ALST CASINO HOLDCO, LLC

/s/ SOOHYUNG KIM
Name: Soohyung Kim
Title: CEO and Secretary

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